Credit Suisse Global Energy Conference February 8, 2012 Exhibit 99.1

1 1 1 1 1
This presentation should be reviewed in conjunction with CVR Energy, Inc.’s Third Quarter earnings conference call held on November 3, 2011. The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to
(i) those set forth under “Risk Factors” in CVR Energy, Inc.’s Annual Report on Form 10-K,
Quarterly Reports on Form 10-Q and any other filings CVR Energy, Inc. makes with the
Securities and Exchange Commission, and (ii) those set forth under “Risk Factors” and
“Cautionary Note Regarding Forward-Looking Statements” in the CVR Partners, LP
Prospectus and any other filings CVR Partners, LP makes with the Securities and
Exchange Commission. CVR Energy, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

2 2 2 2 2 Management Attendees Jack Lipinski Chief Executive Officer Ed Morgan Executive Vice President of Investor Relations Jay Finks Director of Finance

Company Overview

Isobutane
1%
Butane
1%
Other feedstocks
4%
Sour Crude
19%
Sweet Crude
75%

Asphalt
3%
LPG
1%
Other
8%
Jet Fuel
2%
Gasoline
50%
Diesel
36%(1)

4 4 4 4 4
Pro Forma Company Overview
Two top-tier Mid-Continent refineries
–
115,000 bpd Coffeyville, Kansas refinery
–
70,000 bpd Wynnewood, Oklahoma
Refinery
A nitrogen fertilizer plant using pet coke
gasification (CVR Partners LP)
–
Rated capacity of 1,225 tpd ammonia;
2,025 tpd UAN Nitrogen
–
Current $100.0 million expansion
ongoing to increase UAN capacity by
400,000 tons
Operates in higher margin markets
Logistics assets supporting both
businesses
Financial flexibility
Pro Forma LTM Refinery Feedstock &
Product Slate
(a)
CVR Energy:  About Us
Note:  LTM as of September 30, 2011.
(a) Pro forma based on weighted average of refinery capacity.
(b) CVR distillate assumed to be diesel for pro forma.
NYSE– CVI
Market Cap(1) -
$2.3 billion
NYSE– UAN
Market Cap(1) -
$2.2 billion
CVI owns ~ 70%
(1)
As of 2/2/2012

Median Capacity: 185.0
CVR Energy
Capacity: 185 kbpd (Coffeyville & Wynnewood)
Complexity: 11.5 (blended average)
NCRA
CMC
SR
Husky Energy
ExxonMobil
KOCH
VALERO
ConocoPhillips
Median Complexity 9.7
Complexity Index
Crude Unit Processing Capacity (000's bpd)

(a) 100% of capacity in Wood River, IL refinery JV consolidated (50% ownership interest).

Company	Total Capacity (Kbpd)	Blended Complexity
Marathon Petroleum	602.0	10.0
ConocoPhillips[a]	560.4	9.1
BP[b]	470.7	9.6
HollyFrontier	293.3	13.0
Valero Energy	265.0	8.9
Koch Industries	262.0	9.8
ExxonMobil	238.6	10.6
Husky Energy[b]	220.7	9.7
CVR Energy / Wynnewood	185.0	11.5
CITGO Petroleum	167.0	9.8
PBF Energy	160.0	9.2
National Cooperative Refinery Association	85.5	15.8
Northern Tier Energy	74.0	10.5
Tesoro	58.0	7.8
Calumet Specialty Products	45.0	8.9
CountryMark Cooperative	26.5	9.7
Somerset Refinery	5.5	3.3
Total PADD II Refining Capacity	**3,719.2**

5 5 5 5 5
(b) Includes 50% interest in JV in Toledo, OH refinery.
Source:  EIA and Wall Street research
PADD II Consolidated Refinery Statistics – By Owner
“Top Quartile” Consolidated Asset Profile
PADD II Refiners
Well Positioned to Compete in
Underserved PADD II Region

Refining & Fertilizer[1] Utilization

Fertilizer
Refining
100%
95%
90%
85%
80%
75%
70%
105%
100%
95%
90%
85%
80%
75%
70%
2008
2009
2010
YTD Q3 2011
Gasifier
Ammonia
UAN
Refining Utilization

NYMEX 2-1-1 & Brent - WTI Differential

$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
$(5)
4-Jan-10
4-Feb-10
4-Mar-10
4-Apr-10
4-May-10
4-Jun-10
4-Jul-10
4-Aug-10
4-Sep-10
4-Oct-10
4-Nov-10
4-Dec-10
4-Jan-11
4-Feb-11
4-Mar-11
4-Apr-11
4-May-11
4-Jun-11
4-Jul-11
4-Aug-11
4-Sep-11
4-Oct-11
4-Nov-11
4-Dec-11
4-Jan-12
NYMEX 2-1-1
Brent-WTI Differential

CVI Market Cap & Free Cash Flow

WCS - WTI Differential

$-
$(5)
$(10)
$(15)
$(20)
$(25)
$(30)
$(35)
4-Jan-10
4-Feb-10
4-Mar-10
4-Apr-10
4-May-10
4-Jun-10
4-Jul-10
4-Aug-10
4-Sep-10
4-Oct-10
4-Nov-10
4-Dec-10
4-Jan-11
4-Feb-11
4-Mar-11
4-Apr-11
4-May-11
4-Jun-11
4-Jul-11
4-Aug-11
4-Sep-11
4-Oct-11
4-Nov-11
4-Dec-11
4-Jan-12

Source: S&P Capital IQ

6 6 6 6 6 Key Business Drivers (1) Adjusted for major scheduled turnaround, third-party outage on air separation unit and UAN vessel rupture

100
95
90
85
80
75
70
65
60
Percent Utilization
88.7
86.1
82.1
84.7
81.7
2007
2008
2009
2010
YTD Nov 2011
PADD 1
PADD II
PADD III
PADD IV
PADD V
Average

Source: EIA

Magellan Pipeline Inventories over 4 Year Range
Gasoline
Million Barrels
10
8
5
3
0
1-Jan
1-Feb
1-Mar
1-Apr
1-May
1-Jun
1-Jul
1-Aug
1-Sep
1-Oct
1-Nov
1-Dec
2010
2011
2012

Magellan Pipeline Inventories over 4 Year Range
ULS Diesel
Million Barrels
10
8
6
4
2
0
1-Jan
29-Jan
26-Feb
25-Mar
22-Apr
20-May
17-Jun
15-Jul
12-Aug
9-Sep
7-Oct
4-Nov
2-Dec
Prior to Dec 2008 X Grade included LSD, HSD, & ULSD.
2010
2011
2012

7 7 7 7 7 Utilization by PADD Source: Magellan

160
140
120
100
80
60
40
20
0
Indexed total return
Oct-07
May-08
Nov-08
May-09
Dec-09
Jun-10
Jan-11
Jul-11
Feb-12
32%
(3%)
(36%)
CVI
Refining Peers Index
S&P 500

8 8 8 8 8
CVR Energy total shareholder return
Note: Market data as of February 3, 2012.  Peer index equal weighted and includes ALJ, DK, HFC, TSO and WNR.  CVI IPO price is based on closing price of the first day of trading.
Source:  Capital IQ
Refiners relative total return performance
CVI Refining peers S&P 500
Since IPO
32% (36%) (3%)
3-year
405% 78% 71%
2-year
230% 140% 28%
1-year
57% 34% 5%
1-month
36% 18% 5%

9 9 9 9 9
Building the business Responsive to opportunities
Improving financial strength
Shareholder Value Focused
Increased total refining capacity to 185 kbpd
Integrating Wynnewood acquisition and
realizing synergies
Grown crude gathering to ~40,000 bpd
Expanding UAN capacity by 400,000 tpy
IPO of CVR Partners
Accretive acquisition of GWEC
Considering regular, fixed dividend initiation
Continuously evaluating alternatives to
realize CVR Partners’ value
Conservative leverage metrics
Tactical hedging for risk management
Ratings improvement to Ba3
Focus on maintaining discipline
Since IPO, CVR Energy is #1 in total
return among refining peers
(a)
and
remains focused on creating value for
shareholders
(a) Total return based on period from October 23, 2007 to February 3, 2012.  CVI total return compared to total return of refining peers:  ALJ, DK, HFC, TSO and WNR.

Refining Business

ENBRIDGE
Lockport
Chicago
Flanagan
MUSTANG
Wood River
Patoka
Kansas City
Phillipsburg
JAYHAWK
McPherson
El Dorado
BP
SPEARHEAD SOUTH
Coffeyville
Ponca City
Cushing
Tulsa
Duncan, OK
Wynnewood
Wichita Falls
Midland
SEAWAY
Houston
Nederland
Freeport

Denver
Phillipsburg
McPherson
Kansas City
Wood River
Coffeyville
Ponca City
Cushing
Tulsa
Wynnewood
Ardmore
Longview
Nederland

- Coffeyville Resources Refining & Marketing and Nitrogen Fertilizer
- Wynnewood Refinery
- Major Canadian Crude Oil Pipelines
- CVR Crude Oil Pipelines
- Wynnewood Related Pipelines
- Third-Party Crude Oil Pipelines
- Third Party Refined Product Pipelines
- Terminals
- Wynnewood Exchange Terminals
- CVR Headquarters

11 11 11 11 11 Consolidated Supply Network Consolidated Marketing Network Extensive Crude Oil Supply and Product Distribution Network

PF Crude Storage Owned / Leased

2.0
0.7
0.5
1.0
2.7
GWEC assets
Refinery
Gathering
Cushing Owned(a)
Cushing Leased
Total 6.9 mm bbls

Legend
Coffeyville Resources Refining & Marketing and Nitrogen Fertilizer
Coffeyville Resources Refined Fuel Products / Asphalt Terminal
Wynnewood Refinery
Coffeyville Resources Crude Transportation
Offshore Deepwater Crude
Foreign Crude
Coffeyville Resources Crude Oil Pipeline
Third-Party Crude Oil Pipeline
CVR Energy Headquarters
Canada
Bakken
Montana
North Dakota
Minnesota
Wisconsin
South Dakota
Wyoming
Jackson
Nebraska
Iowa
Utah
Colorado
Denver
DJ Basin
Kansas
Illinois
Missouri
New Mexico
Oklahoma
Arkansas
Texas
Eagle Ford
Keystone Pipeline

12 12 12 12 12
Logistics Overview Operations Map
Logistics Drives Profitability
(a) Under construction.
Located 100 miles from the global crude hub of
Cushing, CVR has access to global crudes with
storage to optimize purchasing and crude slates
Shipper status of 35,000 bpd on Spearhead and
Keystone Pipelines
40,000+ bpd crude oil gathering system serving
Kansas, Oklahoma, Missouri and Nebraska
145,000 bpd proprietary pipeline system to
transport crude to the Coffeyville refinery
Currently constructing an additional one million
barrel storage facility in Cushing

$140
$120
$100
$80
$60
$40
$20
$-
30.00
25.00
20.00
15.00
10.00
5.00
-
(5.00)
4-Jan-10
4-Feb-10
4-Mar-10
4-Apr-10
4-May-10
4-Jun-10
4-Jul-10
4-Aug-10
4-Sep-10
4-Oct-10
4-Nov-10
4-Dec-10
4-Jan-11
4-Feb-11
4-Mar-11
4-Apr-11
4-May-11
4-Jun-11
4-Jul-11
4-Aug-11
4-Sep-11
4-Oct-11
4-Nov-11
4-Dec-11
4-Jan-12
Brent-WTI Differential
WTI
Brent

13 13 13 13 13
Overview
Historical & Projected Canadian Production Historical & Projected Bakken Crude Production
Access to WTI Priced Crudes
(a) Source: Canadian Association of Petroleum Producers June 2011 publication.
Source:  Wood Mackenzie Upstream Service database
Both refineries benefit from the current WTI-Brent spread
WTI price-linked crudes are currently trading at
historically wide discounts to crudes, such as Brent
and LLS
Growing production from the U.S. Bakken and Canada
flowing into Cushing, OK is contributing to this
differential
Expected pipeline capacity (Seaway reversal) necessary
to move production from Cushing to the Gulf Coast
projected to move 250k bpd heavy/sour by 2013
0
1,000
2,000
3,000
4,000
5,000
2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 2025
Other Conventional Oil Sands Atlantic Canada Offshore
(thousand barrels per day)
Actual Forecast
87.6
102.1
132.7
142.3
201.8
262.9
313.1
340.0
362.4
0
100
200
300
400
2006 2007 2008 2009 2010 2011 2012 2013 2014
Bakken Crude Production
(thousand barrels per day)
Historical WTI-Brent Spread ($/bbl)

Volume Hedged

3.5
3.0
2.5
2.0
1.5
1.0
0.5
-
Hedged barrels in millions
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
Hedged crack spread ($/bbl)
2.8
3.2
2.9
2.8
1.4
0.8
0.8
0.8
$23.79
$24.90
$22.82
$20.47
$24.93
$24.47
$23.11
$21.27
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
11/28/11
12/31/11
01/31/12
Hedged Crack Spread

NYMEX 2-1-1

$25
$20
$15
$10
$5
$-
$ / bbl
$17.88
$16.73
$22.77
2012
11/28/11
12/31/11
01/31/12

Group 3 Product Basis

$3
$2
$1
$-
$(1)
$(2)
$(3)
$(4)
$(5)
$(6)
$(7)
$ / bbl
Jul '11
Aug '11
Sep '11
Oct '11
Nov '11
Dec '11
Jan '12

Urealized Gain

$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
USD Millions
$50.9
$82.8
$9.2
11/28/11
12/31/11
01/31/12

14 14 14 14 14 Hedging Activity

CVR Energy

3 year average is $3.64
$/bbl
$2
$1
$0
($1)
($2)
($3)
($4)
($5)
($6)
($7)
1Q'06
3Q'06
1Q'07
3Q'07
1Q'08
3Q'08
1Q'09
3Q'09
1Q'10
3Q'10
1Q'11
3Q'11

Refining Operations
Corporate Headquarters
Barrels Gathered Per Day – LTM Q3 2011
15,000+
Up to 10,000
Up to 1,000
Growth Prospects

15 15 15 15 15
Overview Asset Map
Total Consumed Crude Discount to WTI
Crude Gathering
Gathered 7,000 bpd in 2005
Today gathering over 40,000+ bpd
Growth target 10% – 20% per year for the
next 2 – 5 years
Texas
Oklahoma
Missouri
Nebraska
Kansas
Colorado
South Dakota
North Dakota

16 16 16 16 16
Phillipsburg
Valley Center
Station
Winfield
(Gathering South)
Plainville
(Gathering North)
Hooser
Station
Broome
Station
Humboldt
(Gathering South)
Coffeyville
East Tank Farm
Cushing
Plains/TEPPCO
Bartlesville
(Gathering South)
Shidler
(Gathering South)
55k
2,700k
Capacity 17,900 bpd w/DRA
Capacity 4,800 bpd
Capacity 24,000 bpd w/DRA
Capacity 110,000 bpd
Capacity 5,100 bpd
Capacity 4,700 bpd
Capacity 38,000 bpd
660k
160k
75k
200k
10k
40k
20k
20k
Jayhawk/Kaw
Pipeline system
150 miles
67 miles
23 miles
100 miles
Plains Pipeline
20 miles
19 miles
42 miles
1.6 miles
62.5 miles
Capacity 107,000 bpd
18 miles
156,000 b/d
Crude Gathering System
“No Barrel Left Behind”
Gathered Blended
Refined
Osage Station
1,000k

Nitrogen Fertilizer MLP

CVR Energy

WA
MT
ND
MN
OR
ID
SD
WI
WY
IA
NE
NV
CA
IL
UT
CO
KS
MO
NM
AZ
OK
AR
TX
LA
Additional Shipments East of the Mississippi
Rail Distribution
Fertilizer Plant
Corporate Headquarters
LTM Q3 2011 Tons Sold by State
100,000+
10,000 to 100,000
Up to 10,000

18 18 18 18 18
Overview Fertilizer Operations
Strategically Located Assets and Logistics
Located in the corn belt
(on Union Pacific mainline)
45% of corn planted in
2010 was within $35/UAN
ton freight rate of our plant
$25/ton transportation
advantage to corn belt vs.
US Gulf Coast
No intermediate transfer,
storage, barge freight or
pipeline freight charges
LTM Q3 2011 Total Tons Sold ~ 731,500

CVR Energy

56%
44%
57%
43%
59%
41%
57%
43%
62%
38%
62%
38%
62%
38%
60%
40%
57%
43%
53%
47%
46%
54%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Consumption
Net Exports

2,102
2,006
800
1,557
3,330
819
1,187
,000
CVR
748
1,150
WRB
1,250
350
260
Source: Oil & Gas Journal
Texas Gulf Coast Coke Production = 40,000 tons/day
Rail Distribution
Fertilizer Plant
Corporate Headquarters

19 19 19 19 19
Overview
Abundant Supply of Third-party Pet Coke
US Pet Coke Exports and Consumption
Stable & Economic Feedstock
Source:  EIA
CVR Partners LP 2008 – 2010 average daily coke demand ~ 1,378 tons/day
Coke gasification technology uses petroleum coke as a feedstock
–
Pet coke costs lower than natural gas costs per ton of ammonia produced, and pet coke prices are significantly more stable than natural gas prices
–
Over 70% of pet coke supplied by refinery through long-term
contract
Dual train gasifier configuration ensures reliability
Ammonia synthesis loop and UAN synthesis use same processes as natural gas based producers

CVR Energy

-
-
-
-

8
7
6
5
4
3
2
1
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Current
$6.44*
5-Yr Avg.
$4.72
5-Yr Prior Avg.
$2.19

20 20 20 20 20
Market Fundamentals
Farmer Profitability Supports Fertilizer Pricing
Corn consumes the largest amount of nitrogen fertilizer
Farmers are expected to generate substantial proceeds at currently forecasted corn prices
Farmers are still incentivized to apply nitrogen fertilizer at corn prices lower than current spot
Nitrogen fertilizer represents a small percentage of a farmer’s input costs
Corn Spot Prices
Breakdown of U.S. Farmer Total Input Costs
Input Costs and Prices per Bushel ($)
Other Variable Costs 13%
Seed and Chemicals 18%
Fixed Costs 48%
Avg. % Total of Cost:
Corn Futures Prices*:
30 Day: $6.52
12 Month: $5.93
Note:  Fixed Costs include labor, machinery, land, taxes, insurance, and other.
Fertilizers 21%
*As of Feb. 4, 2012
Source: CIQ
*As of Feb .4, 2012
Source: CIQ, USDA
2.60
2.97
3.10
3.68
3.53
3.71
-
1
2
3
4
5
6
7
2005 2006 2007 2008 2009 2010

- Robust global grain demand coupled with capacity reductions has lead to significant nitrogen fertilizer price increases
- 5 year average UAN price has increased 91% over previous 5 year average
- UAN commands a premium over ammonia and urea on a nutrient basis

21 21 21 21 21
Market Fundamentals
Strong Pricing Environment
($ per Ton)
Historical U.S. Nitrogen Fertilizer Prices
0
100
200
300
400
500
600
700
800
900
1,000
1999 2000 2001 2002 2004 2005 2006 2007 2009 2010 2011
Ammonia
$686
UAN
$352
Southern Plains
Ammonia
Corn Belt UAN
5-Yr Average Southern
Plains Ammonia
Source: Green Markets Data, Fertecon
5 Yr. Avg.
UAN $163
5-Yr Average
Corn Belt UAN
5 Yr. Avg.
Ammonia $283
5 Yr. Avg.
Ammonia $493
5 Yr. Avg.
UAN $312

Financial Highlights

$122
$574
$130
$109
$71
$142
$53
$155
2008
2009
2010
LTM
Q3 2011
Adjusted Petroleum EBITDA
Adjusted Fertilizer EBITDA

$2
$24
$60
$2
$13
$34
$3
$10
$20
$3
$17
$36
2008
2009
2010
LTM
Q3 2011
Petroleum Capex
Fertilizer Capex
Corporate

$11.04
$3.91
$8.91
$3.58
$8.07
$3.72
$20.01
$4.56
2008
2009
2010
LTM (a)
Q3 2011
Adjusted refining margin per barrel
Direct opex (before D&A) per barrel

$596
$328
$342
$223
$382
$202
$556
$262
2008
2009
2010
LTM
Q3 2011
UAN price
Ammonia price

Note: Adjusted Petroleum EBITDA represents petroleum operating income adjusted for FIFO impacts, share-based compensation, loss on disposal of fixed assets, major scheduled turnaround expenses, realized gain and losses on derivatives, net, depreciation and amortization and other income or expenses. Adjusted Fertilizer EBITDA represents nitrogen fertilizer operating income adjusted for share-based compensation, loss of disposal of fixed assets, major scheduled turnaround expenses, depreciation and amortization and other income or expenses.

(a) Direct opex per barrel excludes turnaround.

23 23 23 23 23 EBITDA by Operating Segment ($mm) Capital Expenditures ($mm) Refining Margins and Expenses ($/bbl) Fertilizer Prices ($/Ton) Key Historical Financial Statistics CVR Energy Standalone

$37
$47
$235
2009
2010
LTM
Q3 2011

$49
$43
$21
2009
2010
LTM
Q3 2011

$9.43
$4.34
$7.50
$3.92
$17.76
$4.33
2009
2010
LTM Q3 2011
Adjusted refining margin per barrel (b)
Direct opex (before D&A) per barrel

64,282
66,515
64,488
2009
2010
LTM Q3 2011

24 24 24 24 24
Adjusted EBITDA ($mm)
(a)
Capital Expenditures ($mm)
Refining Margins and Expenses ($/bbl) Total Throughput (bpd)
Key Historical Financial Statistics
Gary Williams Standalone
(a) Adjusted EBITDA represents GWEC operating income adjusted for FIFO impacts, major scheduled turnaround expenses, realized gain and losses on derivatives, net, depreciation and amortization and other income or expenses.
(b) Adjusted refining margin per barrel is equal to gross operating margin adjusted for FIFO inventory gains or losses divided by crude throughput.

$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$3.91
$3.58
$3.70
$4.56
2008
2009
2010
LTM 3Q 2011

$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$4.24
$4.33
$4.48
$4.56
$4.89
$5.11
$5.41
$5.82
ALJ
GWEC
CVI PF GWEC (a)
CVI (a)
DK
HFC (b)
TSO
WNR

25 25 25 25 25
CVI Operating Expenses
(a)
($/bbl) LTM Q3 ‘11 Operating Expense ($/bbl)
Combined Company –
Controlled Operating Expenses
(a) Excludes turnaround. CVI PF GWEC based on weighted average crude throughput.
(b) HFC combined results from legacy companies 3Q 2011 report.

Appendix

27 27 27 27 27
Pro Forma Organizational Structure
CVR Energy, Inc.
NYSE: CVI
Market cap: ~$2.2 bn
Coffeyville Resources, LLC
Fertilizer business
CVR Partners, LP
NYSE: UAN
Market cap: ~$1.8 bn
Refining business
~$809 mm LTM EBITDA
Public shareholders
Public unitholders
100%
100%
100% GP
69.7% LP
30.3% LP
Wynnewood Refinery (GWEC)
(Wynnewood, OK)
Coffeyville Refinery
(Coffeyville, KS)
100%
100%
Represents Acquisition
$400m ABL due ’15
$447m 9% 1 st Lien notes due ‘15
$223m 10 7/8% 2 nd Lien notes due ‘17
$25m cash flow revolver due ’16
$125m term loan due ‘16

28 28 28 28 28
Non-GAAP Financial Measures
To supplement the actual results in accordance with U.S. generally accepted accounting principles (GAAP), for the applicable periods, the Company also uses certain non-GAAP financial measures as discussed below, which are adjusted for
GAAP-based results. The use of non-GAAP adjustments are not in accordance with or an alternative for GAAP. The adjustments are provided to enhance the overall understanding of the Company’s financial performance for the applicable periods and are also indicators that management utilizes for planning and forecasting future periods. The non-GAAP measures utilized by the Company are not necessarily comparable to similarly titled measures of other companies.
The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial and operational planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations.

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Non-GAAP Financial Measures (cont’d)
EBITDA: EBITDA represents net income before the effect of interest expense, interest income, income tax expense (benefit) and depreciation and amortization. EBITDA is not a calculation based upon GAAP; however, the amounts included in EBITDA are derived from amounts included in the consolidated statement of operations of the Company. Adjusted EBITDA by operating segment results from operating income by segment adjusted for items that the company believes are needed in order to evaluate results in a more comparative analysis from period to period. Additional adjustments to EBITDA include major scheduled turnaround expense, the impact of the Company’s use of accounting for its inventory under first-in, first-out
(FIFO), net unrealized gains/losses on derivative activities, share-based compensation expense, loss on extinguishment of debt, and other income (expense). Adjusted EBITDA is not a recognized term under GAAP and should not be substituted for operating income or net income as a measure of performance but should be utilized as a supplemental measure of financial performance in evaluating our business.
First-in, first-out (FIFO): The Company’s basis for determining inventory value on a GAAP basis.
Changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease. The FIFO impact is calculated based upon inventory values at the beginning of the accounting period and at the end of the accounting period.

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Non-GAAP Financial Measures (cont’d)
CVR 9/30/11 LTM Adjusted EBITDA ($mm)
LTM 9/30/2011
Consolidated Net Income $282.2
Interest expense, net of interest income 53.8
Depreciation and amortization 88.1
Income tax expense 181.5
EBITDA adjustments included in NCI (3.4)
Unrealized (gain)/loss on derivatives 9.8
Loss on disposal of fixed assets 2.9
FIFO impact (favorable), unfavorable (30.4)
Share based compensation 52.4
Loss on extinguishment of debt 3.6
Major turnaround expense 16.5
Other non-cash expenses -
Consolidated Adjusted EBITDA $657.0
Fertilizer Adjusted EBITDA 121.7
Adjusted EBITDA excl. Fertilizer $535.3

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Non-GAAP Financial Measures (cont’d)
CVR Adjusted EBITDA ($mm)
Petroleum: 2008 2009 2010 LTM 9/30/2011
Petroleum operating income $31.9 $170.2 $104.6 $529.5
FIFO impact (favorable) unfavorable 102.5 (67.9) (31.7) (30.4)
Share-based compensation (10.8) (3.7) 11.5 17.1
Loss on disposal of fixed assets - - 1.3 1.5
Major scheduled turnaround - - 1.2 12.8
Realized gain (loss) on derivatives, net (121.0) (21.0) 0.7 (24.7)
Goodwill impairment 42.8 - - -
Depreciation and amortization 62.7 64.4 66.4 67.8
Other income (expense) 1.0 0.3 0.7 0.5
Adjusted EBITDA $109.1 $142.3 $154.7 $574.1
Fertilizer: 2008 2009 2010 LTM 9/30/2011
Fertilizer operating income $116.8 $48.9 $20.4 $84.0
Share-based compensation
(10.6) 3.2 9.0 14.1
Loss on disposal of fixed assets 2.3 - 1.4 1.4
Major scheduled turnaround 3.3 - 3.5 3.5
Depreciation and amortization 18.0 18.7 18.5 18.5
Other income (expense) 0.1 - - 0.2
Adjusted EBITDA $129.9 $70.8 $52.8 $121.7

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Non-GAAP Financial Measures (cont’d)
(a) Includes disposal of assets, asset impairments, discontinued operations and fire related adjustments.
GWEC Adjusted EBITDA ($mm)
GWEC: 2009 2010 LTM 9/30/2011
Net income (loss) $52.5 $16.1 $161.6
Income taxes - - -
Interest expense (net) 12.9 22.4 28.6
Depreciation and amortization 13.8 14.7 17.2
Hedge mark to market loss (gain) - - 37.9
Turnaround amortization 15.4 13.8 13.1
Non-cash inventory loss (gain) (57.9) (19.6) (23.1)
Other unusual or non-recurring items (a) 0.1 - (0.2)
Adjusted EBITDA $36.8 $47.4 $235.1